Exhibit A
                        FACT SHEET
     HARBOR POINTE/MHT LIMITED DIVIDEND HOUSING ASSOCIATION
                  LIMITED PARTNERSHIP

1. Sources and Uses of Funds
SOURCES OF FUNDS

APPLICATIONS OF FUNDS

Permanent Loan
$1,565,000

Land
$280,000

Investment Limited Partner Capital
$4,386,385

Construction Hard Costs
$4,334,982

General Partner Capital
$100

Construction Soft Costs
$956,445

Deferred Development Fee
$455,656

Construction Contingency
$0


Development Fee
and Overhead
$835,714


TOTAL
$6,407,141

2. Financing
Construction

A.	Lender:
NBD Bank

B.	Mortgage Amount:
$1,565,000

C.	Note Date:
February __, 1999

D.	Interest Rate:
E.	Amortization:
N/A

F.	Maturity Date:

G.	Guarantors:
MHT Housing, Inc.
Permanent

A.	Lender:
Enterprise Mortgage Investment

B.	Mortgage Amount:
	*Note: Permanent Loan amount is subject to Permanent Loan Conditions as defined in the Partnership Agreement
$1,565,000

C.	Note Date:

D.	Interest Rate:

E.	Amortization:

F.	Maturity Date:

G.	Guarantors:

3. Eligible Basis: $5,774,064

4. Qualified Basis:  $7,506,283

5. Reasonable Expected Basis in Project per Carryover
Allocation:  $6,073,291

6. GP Capital Contribution: $100

7. Type of Credit:  9%, New Construction

8. Rent-up Schedule:
64% by January 31, 2000;
100% by May 31, 2000.

9. Projected Credit to the
Investment Partnership:

A.	$559,661 for 2000,

B.	$609,220 per annum for each of the years 2001 through 2009
(inclusive), and

C.	$49,560 for 2010.

10. Total Projected Credit:

A.	$559,716 for 2000,

B.	$609,281 per annum for each of the years 2001 through 2009
(inclusive), and

C.	$49,565 for 2010.

11. Tax Credit Application:

A.	Reservation Date:
April 16, 1998

B.	Reservation Amount:
$649,831/year

C.	Carryover Allocation Amount:
$641,831/year

D.	Tax Credit Rate on 8609:
To be determined

12. Apartment Complex:
A.	Name:

Harbor Pointe Apartments
B.	Address:

Plaza Drive
Benton Township, Michigan  49022

C.	County:
Berrien County

D.	MSA:
Benton Harbor

E.	Type of Project:
Multifamily

13. Median Income:  $44,200 (Family of Four)

14. Kind of Apartments:

Number of Number of    Total     Basic        Utility
Bedrooms  Units        Sq. Ft.   Rent         Allowance

1           8         840/unit   $272/month     $59
1           9         840/unit   $355/month     $59
1           1         840/unit   $420/month     $59
2          26         840/unit   $328/month     $70
2          33         840/unit   $427/month     $70
2           7         840/unit   $485/month     $70

15. Rental Assistance: N/A

16. Annual Operating Expense: $209,467 (plus 3% annual inflation)

17. Replacement Reserve Account: $16,800/year
(beginning 2000)

18. Maximum Yearly Distribution of
Cash Flow permitted:  N/A

19. Amount of Asset Management Fee
to Boston Capital:  $6,300/year (commencing 2001)

20. Amount of Total Depreciable Base
Allocated to Personal Property: $90,037

21. Completion Date: September, 1999 (anticipated)

22. Total Capital Contribution of
Investment Partnership: $4,386,385

23. Schedule of Capital Contributions
Amount
Installment

Conditions on Capital Contributions
$3,418,908

First
on the latest of (A) the Admission Date, (B) the admission of the
Substitute General Partner, (C) the receipt and approval of all due diligence items by the Investment Limited Partner, (D) the closing of the Construction Loan, (E) the Permanent Loan
Commitment Date, (F) Tax Credit Set-Aside and (G) the
Construction Permitting Date
$581,594

Second
on the latest of (A) the Completion Date, (B) receipt by the Investment Limited Partner of the Contractor Pay-Off Letter, (C) receipt by the Investment Limited Partner of an Estoppel Letter from each Lender, (D) receipt by the Investment Limited Partner of updated liability insurance certificates, or (E) completion of all Due Diligence Recommendations
$375,883

Third
on the later of (A) the Initial 100% Occupancy Date, (B) Permanent Mortgage Commencement, (C) State Designation, (D) Cost Certification, (E) receipt of an updated Title Policy in form and substance satisfactory to the Special Limited Partner, which policy in no event shall contain a survey exception, or (F) Rental Achievement
$10,000

Fourth
upon the receipt by the Investment Limited Partner of a copy of the properly filed Partnership federal income tax return and an audited Partnership financial statement for the year in which Rental Achievement occurs;

24. Fees and Special Distributions to be paid from Capital
Contributions:

A portion of the Development Fee will be paid out of Capital
Contributions

25. General Partner: MHT Properties XIII, Inc.

Contact: Nick Faber
Address:
20505 West 12 Mile Road
Southfield, MI  48076
Telephone:(248) 352-0380
Fax:(248) 352-9232

26. Ownership Interests:
Partner             Normal         Capital         Cash
                   Operations     Transactions     Flow

General Partner        0.01%            75%         75%

Investment Limited
 Partners              99.99%         24.999%       25%

Special Limited
 Partner                 0%            .001%         0%


27. Management Agent: Southeastern Michigan Housing
Contact:

Ken Bovee
Address:
P.O. Box 189
Mount Pleasant, MI  48804
Telephone: (517) 772-3261
Fax: (517) 772-3842
Amount of Fee:
7% of collected rents

28. Builder: Builder's Profit/Overhead: $223,906

29. Tax Return Preparer/Auditor: Hungerford Company/Ken Brooks

Address:
13305 Reeck Road
Southgate, MI  48195
Telephone: (313) 246-9600

30. Partnership Federal ID Number:	38-3337187

31. Operating Deficit Guarantees:	Unlimited as to time and
amount.

32. Building Breakdown: BIN

# of Units
MI 98-02501 84
TOTAL 84